Exhibit 99.1

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage
Firm	Analyst	For More Information

JP Morgan	Jimmy Bhullar	To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Transfer Agent and Registrar
For information or assistance regarding your account, please contact our transfer agent and registrar:
The Phoenix Companies, Inc. C/O Computershare
P.O. Box 30170, College Station, TX 77842-3170		The Phoenix Companies, Inc.
Investor Relations
Shareholder Information		One American Row
Security Listings		P.O. Box 5056, Hartford, CT 06102-5056
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles (“GAAP”), we use non-GAAP financial measures such as stockholder’s equity, excluding other accumulated OCI, and book value per diluted share, excluding other accumulated OCI, both of which eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Stockholder’s equity and book value per diluted share are the most directly comparable GAAP measures. A reconciliation of stockholder’s equity to stockholder’s equity, excluding other accumulated OCI, and book value per diluted share to book value per diluted share, excluding other accumulated OCI, for the periods presented herein is set forth on page 1. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Management believes that these measures provide investors with additional insight into the underlying trends in our operations.

The Phoenix Companies, Inc.
Financial Supplement
December 2014 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Statements of Income - GAAP	2
Consolidated Statements of Income excluding Closed Block - GAAP	4
Consolidated Balance Sheets	6
Closed Block Assets and Liabilities	7
Variable Universal Life Funds Under Management (FUM)	8
Universal Life Funds Under Management	10
Life Sales	12
Annuity Funds Under Management	14
Fixed Indexed Annuity Funds Under Management	16
Deferred Policy Acquisition Costs	18
General Account Investment Portfolio Summary	19
General Account GAAP Net Investment Income Yields	20
Net Realized Investment Gains (Losses)	21

The Phoenix Companies, Inc.
Financial Highlights
Fourth Quarter 2014 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	December 31,
	2014	2013	2012	2011

Balance Sheet Information
General account invested assets	$16,750.1	$16,083.1	$16,228.7	$15,294.7
Separate account assets	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	21,745.9	21,641.1	21,634.9	21,491.9
Indebtedness	378.9	378.8	378.8	426.9
Total stockholders' equity attributable to The Phoenix Companies, Inc.	326.6	589.5	504.7	688.6
Accumulated OCI	(234.4)	(185.0)	(243.8)	(226.4)
Total stockholders' equity, excluding other accumulated OCI	$561.0	$774.5	$748.5	$915.4
Debt to total capitalization (1)	40.3%	32.9%	33.6%	31.8%
Book value per share	$56.82	$102.27	$87.47	$118.42
Per share impact of other accumulated OCI	40.78	32.10	42.25	39.00
Book value per share, excluding other accumulated OCI	$97.60	$134.37	$129.72	$157.42
Period-end common shares outstanding	5,748	5,764	5,770	5,815

Indebtedness:
Surplus notes	$126.2	$126.1	$126.1	$174.2
Senior unsecured bonds - due 2032	252.7	252.7	252.7	252.7
Total indebtedness	$378.9	$378.8	$378.8	$426.9

Statutory Financial Data for Phoenix Life Insurance Company (2)
Capital, surplus and surplus notes	$609.2	$597.0	$793.6	$728.8
Asset valuation reserve (AVR)	143.0	138.2	128.9	116.9
Capital, surplus, surplus notes and AVR	$752.2	$735.2	$922.5	$845.7
Policyholder dividend liability	$174.7	$176.6	$180.5	$223.1
Interest maintenance reserve	$(60.5)	$(66.2)	$(55.5)	$(57.6)
Statutory gain from operations	$116.2	$79.8	$160.5	$130.5
Statutory net income (loss)	$132.5	$(21.0)	$156.2	$95.0

(1)	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI.

(2)
Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the InsuranceDepartment of the State of New York.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP (1)
Fourth Quarter 2014 (unaudited)
($ in millions, except per share data)

	December 31,
	2014	2013	2012	2011

REVENUES:
Premiums	$332.1	$351.6	$402.3	$449.4
Fee income	545.1	550.3	556.0	596.9
Net investment income	830.9	789.7	827.8	824.0
Net realized investment gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(7.7)	(7.0)	(50.8)	(65.8)
Portion of OTTI losses recognized in other comprehensive income ("OCI")	(0.4)	(4.8)	22.9	38.5
Net OTTI losses recognized in earnings	(8.1)	(11.8)	(27.9)	(27.3)
Net realized investment gains (losses), excluding OTTI losses	(33.1)	27.8	11.1	(5.3)
Net realized investment gains (losses)	(41.2)	16.0	(16.8)	(32.6)
Gain on debt repurchase	–	–	11.9	0.2
Total revenues	1,666.9	1,707.6	1,781.2	1,837.9

BENEFITS AND EXPENSES:
Policy benefits	1,119.2	965.1	1,162.4	1,138.8
Policyholder dividends	244.8	235.9	292.1	259.4
Policy acquisition cost amortization	119.6	103.1	196.1	166.7
Interest expense on indebtedness	28.3	28.3	30.8	31.8
Other operating expenses	350.2	337.1	253.3	246.6
Total benefits and expenses	1,862.1	1,669.5	1,934.7	1,843.3
Income (loss) from continuing operations before income taxes	(195.2)	38.1	(153.5)	(5.4)
Income tax expense (benefit)	10.5	8.5	(4.7)	12.4
Income (loss) from continuing operations	(205.7)	29.6	(148.8)	(17.8)
Income (loss) from discontinued operations, net of income taxes	(3.5)	(2.9)	(15.6)	(21.6)
Net income (loss)	(209.2)	26.7	(164.4)	(39.4)
Less: Net income (loss) attributable to noncontrolling interests	4.0	0.7	0.6	(0.5)
Net income (loss) attributable to The Phoenix Companies, Inc.	$(213.2)	$26.0	$(165.0)	$(38.9)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(36.48)	$5.04	$(25.90)	$(2.98)
Income (loss) from continuing operations – diluted	$(36.48)	$5.01	$(25.90)	$(2.98)
Income (loss) from discontinued operations – basic	$(0.61)	$(0.51)	$(2.70)	$(3.71)
Income (loss) from discontinued operations – diluted	$(0.61)	$(0.50)	$(2.70)	$(3.71)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(37.09)	$4.53	$(28.60)	$(6.69)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(37.09)	$4.51	$(28.60)	$(6.69)
Basic weighted-average common shares outstanding (in thousands)	5,748	5,735	5,770	5,815
Diluted weighted-average common shares outstanding (in thousands)	5,748	5,764	5,770	5,815

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP (1)
Fourth Quarter 2014 (unaudited)
($ in millions, except per share data)

Quarters Ended
	2013				2014
	March	June	September	December	March	June	September	December
REVENUES:
Premiums	$82.7	$87.4	$84.5	$97.0	$79.6	$83.2	$78.1	$91.2
Fee income	136.3	132.6	140.4	141.0	134.8	134.2	135.2	140.9
Net investment income	190.4	193.9	199.3	206.1	211.5	191.5	204.9	223.0
Net realized investment gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(0.5)	(0.4)	(1.5)	(4.6)	–	(1.0)	(3.7)	(3.0)
Portion of OTTI losses recognized in other comprehensive income ("OCI")	(1.7)	(2.5)	(0.4)	(0.2)	(0.2)	–	(0.2)	–
Net OTTI losses recognized in earnings	(2.2)	(2.9)	(1.9)	(4.8)	(0.2)	(1.0)	(3.9)	(3.0)
Net realized investment gains (losses), excluding OTTI losses	(12.4)	8.2	7.5	24.5	(26.7)	5.2	0.1	(11.7)
Net realized investment gains (losses)	(14.6)	5.3	5.6	19.7	(26.9)	4.2	(3.8)	(14.7)
Total revenues	394.8	419.2	429.8	463.8	399.0	413.1	414.4	440.4

BENEFITS AND EXPENSES:
Policy benefits	270.6	272.2	259.6	162.7	230.3	301.3	263.6	324.0
Policyholder dividends	49.3	51.4	66.3	68.9	72.2	42.6	57.0	73.0
Policy acquisition cost amortization	49.6	27.1	28.6	(2.2)	24.6	19.1	29.4	46.5
Interest expense on indebtedness	7.1	7.1	7.1	7.0	7.1	7.1	7.0	7.1
Other operating expenses	83.2	91.3	77.3	85.3	97.2	84.4	77.0	91.6
Total benefits and expenses	459.8	449.1	438.9	321.7	431.4	454.5	434.0	542.2
Income (loss) from continuing operations before income taxes	(65.0)	(29.9)	(9.1)	142.1	(32.4)	(41.4)	(19.6)	(101.8)
Income tax expense (benefit)	4.2	(1.2)	8.7	(3.2)	(4.8)	(19.6)	2.6	32.3
Income (loss) from continuing operations	(69.2)	(28.7)	(17.8)	145.3	(27.6)	(21.8)	(22.2)	(134.1)
Income (loss) from discontinued operations, net of income taxes	(1.8)	(0.2)	0.3	(1.2)	(0.6)	(0.6)	(0.3)	(2.0)
Net income (loss)	(71.0)	(28.9)	(17.5)	144.1	(28.2)	(22.4)	(22.5)	(136.1)
Less: Net income (loss) attributable to noncontrolling interests	(0.1)	(0.1)	(0.1)	1.0	(0.1)	–	(0.1)	4.2
Net income (loss) attributable to The Phoenix Companies, Inc.	$(70.9)	$(28.8)	$(17.4)	$143.1	$(28.1)	$(22.4)	$(22.4)	$(140.3)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(12.10)	$(4.99)	$(3.08)	$25.13	$(4.79)	$(3.80)	$(3.85)	$(24.05)
Income (loss) from continuing operations – diluted	$(12.10)	$(4.99)	$(3.08)	$25.05	$(4.79)	$(3.80)	$(3.85)	$(24.05)
Income (loss) from discontinued operations – basic	$(0.31)	$(0.03)	$0.05	$(0.21)	$(0.10)	$(0.10)	$(0.05)	$(0.35)
Income (loss) from discontinued operations – diluted	$(0.31)	$(0.03)	$0.05	$(0.21)	$(0.10)	$(0.10)	$(0.05)	$(0.35)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(12.41)	$(5.02)	$(3.03)	$24.92	$(4.89)	$(3.90)	$(3.90)	$(24.40)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(12.41)	$(5.02)	$(3.03)	$24.84	$(4.89)	$(3.90)	$(3.90)	$(24.40)
Basic weighted-average common shares outstanding (in thousands)	5,715	5,742	5,742	5,742	5,742	5,749	5,750	5,750
Diluted weighted-average common shares outstanding (in thousands)	5,715	5,742	5,742	5,761	5,742	5,749	5,750	5,750

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income excluding Closed Block - GAAP
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012	2011
REVENUES:
Premiums	$30.3	$33.8	$32.8	$35.7
Fee income	545.1	550.3	556.0	596.9
Net investment income	419.8	380.1	374.5	358.5
Net realized investment gains (losses)	(54.0)	(0.6)	(26.0)	(28.3)
Gain on debt repurchase	–	–	11.9	–
Total revenues	941.2	963.6	949.2	962.8

BENEFITS AND EXPENSES:
Policy benefits	680.8	500.6	668.6	573.9
Policyholder dividends	0.2	0.2	0.3	0.7
Policy acquisition cost amortization	119.6	103.1	196.1	166.7
Interest expense on indebtedness	28.3	28.3	30.8	31.8
Other operating expenses	347.5	331.8	250.3	242.9
Total benefits and expenses	1,176.4	964.0	1,146.1	1,016.0
Income (loss) from continuing operations before income taxes, excl. regulatory closed block (1)	(235.2)	(0.4)	(196.9)	(53.2)
Income (loss) from continuing operations before income taxes - regulatory closed block (2)	40.0	38.5	43.4	47.8
Income (loss) from continuing operations before income taxes	$(195.2)	$38.1	$(153.5)	$(5.4)

(1) Includes income attributable to noncontrolling interests of $2.0 million, $0.4 million, $0.1 million and $0.0 for the years ended 2014, 2013, 2012 and 2011, respectively.
(2) Includes income attributable to noncontrolling interests of $2.0 million, $0.3 million, $0.5 million and $(0.5) million for the years ended 2014, 2013, 2012 and 2011, respectively.

The Phoenix Companies, Inc.
Consolidated Statement of Income excluding Closed Block - GAAP
Fourth Quarter 2014 (unaudited)
($ in millions)

Quarters ended
	2013				2014
	March	June	September	December	March	June	September	December
REVENUES:
Premiums	$7.2	$8.7	$8.2	$9.7	$6.8	$7.4	$7.0	$9.1
Fee income	136.3	132.6	140.4	141.0	134.8	134.2	135.2	140.9
Net investment income	92.6	92.9	95.2	99.4	104.2	97.8	102.0	115.8
Net realized investment gains (losses)	(18.1)	7.0	(2.4)	12.9	(32.2)	(0.9)	(4.8)	(16.1)
Total revenues	218.0	241.2	241.4	263.0	213.6	238.5	239.4	249.7

BENEFITS AND EXPENSES:
Policy benefits	154.1	156.4	148.5	41.6	126.5	179.2	156.6	218.5
Policyholder dividends	–	0.1	0.1	–	0.1	0.1	–	–
Policy acquisition cost amortization	49.6	27.1	28.6	(2.2)	24.6	19.1	29.4	46.5
Interest expense on indebtedness	7.1	7.1	7.1	7.0	7.1	7.1	7.0	7.1
Other operating expenses	81.7	89.9	75.7	84.5	96.8	83.8	75.5	91.4
Total benefits and expenses	292.5	280.6	260.0	130.9	255.1	289.3	268.5	363.5
Income (loss) from continuing operations before income taxes, excl. regulatory closed block (1)	(74.5)	(39.4)	(18.6)	132.1	(41.5)	(50.8)	(29.1)	(113.8)
Income (loss) from continuing operations before income taxes - regulatory closed block (2)	9.5	9.5	9.5	10.0	9.1	9.4	9.5	12.0
Income (loss) from continuing operations before income taxes	$(65.0)	$(29.9)	$(9.1)	$142.1	$(32.4)	$(41.4)	$(19.6)	$(101.8)

(1) Includes income attributable to noncontrolling interests of $(0.1) million, $(0.1 million), $(0.1) million and $0.5 million for the quarters ended March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively. Includes income attributable to noncontrolling interest of $(0.1) million, $0.0 million, $(0.1) million and $2.2 million for the quarters ended March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

(2) Includes income attributable to noncontrolling interests of $0.0 million, $0.0 million, $0.0 million and $0.5 million for the quarters ended March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively. Includes income attributable to noncontrolling interest of $0.0 million, $0.0 million, $0.0 million and $2.0 million for the quarters ended March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

The Phoenix Companies, Inc.
Consolidated Balance Sheets
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012	2011
ASSETS:
Available-for-sale debt securities, at fair value	$12,679.3	$11,731.5	$11,902.7	$11,475.6
Available-for-sale equity securities, at fair value	179.5	138.0	88.8	90.2
Short-term investments	149.7	361.6	699.6	268.2
Limited partnerships and other investments	542.8	561.3	577.6	565.9
Policy loans, at unpaid principal balances	2,352.1	2,350.3	2,354.7	2,379.3
Derivative instruments	161.3	228.8	157.4	163.3
Fair value investments	235.4	215.2	201.5	184.0
Total investments	16,300.1	15,586.7	15,982.3	15,126.5
Cash and cash equivalents	450.0	496.4	246.4	168.2
Accrued investment income	176.7	170.4	170.3	175.6
Reinsurance recoverable	559.1	598.1	591.3	568.5
Deferred policy acquisition costs	848.6	947.8	898.1	1,114.8
Deferred income taxes, net	34.2	70.0	39.5	115.3
Other assets	311.3	320.5	332.0	316.0
Discontinued operations assets	45.2	48.9	58.5	90.1
Separate account assets	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	$21,745.9	$21,641.1	$21,634.9	$21,491.9

LIABILITIES:
Policy liabilities and accruals	$12,417.6	$12,416.6	$12,695.1	$12,670.8
Policyholder deposit funds	3,955.0	3,442.6	3,055.2	2,439.9
Dividend obligations	916.8	705.7	956.8	713.8
Indebtedness	378.9	378.8	378.8	426.9
Pension and post-employment liabilities	380.0	313.1	428.1	428.6
Other liabilities	289.8	337.3	239.9	224.5
Discontinued operations liabilities	40.5	43.4	53.1	79.1
Separate account liabilities	3,020.7	3,402.3	3,316.5	3,816.9
Total liabilities	21,399.3	21,039.8	21,123.5	20,800.5

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 5.8 million and 5.7 million shares outstanding	0.1	0.1	0.1	1.3
Additional paid-in capital	2,632.8	2,633.1	2,633.0	2,630.5
Accumulated other comprehensive income (loss)	(234.4)	(185.0)	(243.9)	(226.8)
Retained earnings (accumulated deficit)	(1,889.0)	(1,675.8)	(1,701.6)	(1,536.8)
Treasury stock, at cost: 0.7 million and 0.7 million shares	(182.9)	(182.9)	(182.9)	(179.5)
Total The Phoenix Companies, Inc. stockholders' equity	326.6	589.5	504.7	688.7
Noncontrolling interests	20.0	11.8	6.7	2.7
Total stockholders' equity	346.6	601.3	511.4	691.4
Total liabilities and stockholders' equity	$21,745.9	$21,641.1	$21,634.9	$21,491.9

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013

Available-for-sale debt securities	$5,877.0	$5,753.4
Available-for-sale equity securities	91.7	76.5
Short-term investments	–	106.9
Limited partnerships and other investments	343.4	345.0
Policy loans	1,159.1	1,201.6
Fair value investments	59.8	42.5
Total closed block investments	7,531.0	7,525.9
Cash and cash equivalents	89.6	78.2
Accrued investment income	80.7	81.7
Reinsurance recoverable	19.1	26.8
Deferred income taxes, net	290.3	285.4
Other closed block assets	67.4	58.2
Total closed block assets	8,078.1	8,056.2
Policy liabilities and accruals	8,058.2	8,258.4
Policyholder dividends payable	201.9	207.8
Policy dividend obligation	714.8	497.7
Other closed block liabilities	48.0	65.9
Total closed block liabilities	9,022.9	9,029.8
Excess of closed block liabilities over closed block assets	944.8	973.6
Less: Excess of closed block assets over closed block liabilities
attributable to noncontrolling interests	(11.8)	(8.0)
Excess of closed block liabilities over closed block assets
attributable to The Phoenix Companies, Inc.	$956.6	$981.6

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012	2011

Balance, beginning of period	$1,089.3	$1,014.3	$1,019.1	$1,151.6
Deposits	70.1	75.4	82.6	98.3
Surrenders	(79.1)	(102.8)	(123.4)	(135.4)
Net flows	(9.0)	(27.4)	(40.8)	(37.1)
Deaths	(6.9)	(5.7)	(5.2)	(5.6)
Performance and interest credited	59.9	182.5	120.2	(6.7)
Fees	(8.5)	(9.1)	(10.3)	(11.5)
Cost of insurance	(62.2)	(65.3)	(68.7)	(71.6)
Change in FUM	(26.7)	75.0	(4.8)	(132.5)
Balance, end of period	$1,062.6	$1,089.3	$1,014.3	$1,019.1

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

Quarters ended
	2013				2014
	March	June	September	December	March	June	September	December

Balance, beginning of period	$1,014.3	$1,044.2	$1,016.8	$1,052.3	$1,089.3	$1,080.1	$1,092.7	$1,056.4
Deposits	19.2	18.6	18.3	19.3	17.6	16.1	18.5	17.9
Surrenders	(27.0)	(27.6)	(24.8)	(23.4)	(19.4)	(20.7)	(18.6)	(20.4)
Net flows	(7.8)	(9.0)	(6.5)	(4.1)	(1.8)	(4.6)	(0.1)	(2.5)
Deaths	(2.3)	(1.5)	(1.1)	(0.8)	(2.2)	(1.2)	(1.8)	(1.7)
Performance and interest credited	58.3	2.0	62.1	60.1	13.0	36.0	(17.0)	27.9
Fees	(2.3)	(2.5)	(2.2)	(2.1)	(2.2)	(2.3)	(2.0)	(2.0)
Cost of insurance	(16.0)	(16.4)	(16.8)	(16.1)	(16.0)	(15.3)	(15.4)	(15.5)
Change in FUM	29.9	(27.4)	35.5	37.0	(9.2)	12.6	(36.3)	6.2
Balance, end of period	$1,044.2	$1,016.8	$1,052.3	$1,089.3	$1,080.1	$1,092.7	$1,056.4	$1,062.6

The Phoenix Companies, Inc.
Universal Life
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012	2011

Balance, beginning of period	$1,818.2	$1,837.9	$1,852.8	$1,918.9
Deposits	338.7	361.5	384.0	384.5
Surrenders	(62.3)	(64.9)	(73.2)	(89.5)
Net flows	276.4	296.6	310.8	295.0
Deaths	(34.8)	(35.5)	(33.6)	(35.8)
Interest credited	71.0	75.2	75.1	79.2
Fees	(21.1)	(22.4)	(23.5)	(23.8)
Cost of insurance	(327.8)	(333.6)	(343.7)	(380.7)
Change in FUM	(36.3)	(19.7)	(14.9)	(66.1)
Balance, end of period	$1,781.9	$1,818.2	$1,837.9	$1,852.8

The Phoenix Companies, Inc.
Universal Life
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

Quarters ended
	2013				2014
	March	June	September	December	March	June	September	December

Balance, beginning of period	$1,837.9	$1,846.5	$1,842.1	$1,828.1	$1,818.2	$1,809.0	$1,797.2	$1,787.1
Deposits	107.0	81.3	81.7	91.5	87.5	77.3	79.6	94.3
Surrenders	(19.0)	(12.5)	(11.5)	(21.9)	(18.1)	(13.2)	(11.3)	(19.7)
Net flows	88.0	68.8	70.2	69.6	69.4	64.1	68.3	74.6
Deaths	(9.4)	(6.1)	(12.1)	(7.9)	(7.9)	(7.8)	(10.2)	(8.9)
Interest credited	18.6	19.0	18.7	18.9	16.5	18.2	17.9	18.4
Fees	(6.4)	(5.1)	(5.3)	(5.6)	(5.4)	(4.8)	(5.2)	(5.7)
Cost of insurance	(82.2)	(81.0)	(85.5)	(84.9)	(81.8)	(81.5)	(80.9)	(83.6)
Change in FUM	8.6	(4.4)	(14.0)	(9.9)	(9.2)	(11.8)	(10.1)	(5.2)
Balance, end of period	$1,846.5	$1,842.1	$1,828.1	$1,818.2	$1,809.0	$1,797.2	$1,787.1	$1,781.9

The Phoenix Companies, Inc.
Life Sales
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012	2011
Life Insurance Sales

Wholesaler Channel
Variable universal life	$–	$–	$0.1	$0.1
Universal life/interest sensitive	1.6	2.0	2.2	2.1
Whole life	1.6	0.4	0.6	–
Term life	1.6	–	–	–
Life insurance annualized premium (1)	4.8	2.4	2.9	2.2

Variable universal life	–	–	–	–
Universal life/interest sensitive	0.1	0.1	0.2	0.7
Whole life	–	2.1	5.2	1.6
Life insurance single premium	0.1	2.2	5.4	2.3

Variable universal life	–	–	0.1	0.1
Universal life/interest sensitive	1.7	2.1	2.4	2.8
Whole life	1.6	2.5	5.8	1.6
Term life	1.6	–	–	–
Total wholesaler life insurance premium (2)	$4.9	$4.6	$8.3	$4.5

(1) Annualized premium represents second year premiums on an annual basis.
(2) Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
Fourth Quarter 2014 (unaudited)
($ in millions)

Quarters ended
	2013				2014
	March	June	September	December	March	June	September	December
Life Insurance Sales

Wholesaler Channel
Variable universal life	$–	$–	$–	$–	$–	$–	$–	$–
Universal life/interest sensitive	0.3	0.7	0.6	0.4	0.2	0.3	0.4	0.7
Whole life	0.2	0.2	–	–	0.3	0.4	0.3	0.6
Term life	–	–	–	–	–	–	0.4	1.2
Life insurance annualized premium (1)	0.5	0.9	0.6	0.4	0.5	0.7	1.1	2.5

Variable universal life	–	–	–	–	–	–	–	–
Universal life/interest sensitive	–	–	0.1	–	–	0.1	–	–
Whole life	1.0	1.1	–	–	–	–	–	–
Life insurance single premium	1.0	1.1	0.1	–	–	0.1	–	–

Variable universal life	–	–	–	–	–	–	–	–
Universal life/interest sensitive	0.3	0.6	0.7	0.5	0.2	0.4	0.4	0.7
Whole life	1.1	1.4	–	–	0.3	0.4	0.3	0.6
Term life	–	–	–	–	–	–	0.4	1.2
Total wholesaler life insurance premium (2)	$1.4	$2.0	$0.7	$0.5	$0.5	$0.8	$1.1	$2.5

(1) Annualized premium represents second year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Annuity
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)
	December 31,
	2014	2013	2012	2011

Balance, beginning of period	$5,502.4	$5,042.1	$4,495.4	$4,083.3
Deposits	770.9	682.9	824.2	951.5
Surrenders	(658.4)	(597.8)	(529.9)	(485.1)
Net flows	112.5	85.1	294.3	466.4
Deaths	(81.8)	(79.7)	(73.3)	(62.7)
Performance and interest credited	196.2	514.9	370.3	15.1
Bonus	17.3	10.5	16.1	48.4
Fees	(72.1)	(70.5)	(60.7)	(55.1)
Change in FUM	172.1	460.3	546.7	412.1
Balance, end of period	$5,674.5	$5,502.4	$5,042.1	$4,495.4

The Phoenix Companies, Inc.
Annuity
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

Quarters ended
	2013				2014
	March	June	September	December	March	June	September	December

Balance, beginning of period	$5,042.1	$5,215.4	$5,216.6	$5,364.3	$5,502.4	$5,525.2	$5,623.0	$5,631.5
Deposits	173.7	174.0	166.5	168.7	170.4	201.0	221.7	177.8
Surrenders	(133.7)	(151.9)	(152.8)	(159.4)	(172.7)	(170.4)	(157.1)	(158.2)
Net flows	40.0	22.1	13.7	9.3	(2.3)	30.6	64.6	19.6
Deaths	(17.6)	(21.9)	(21.0)	(19.2)	(18.7)	(18.2)	(21.4)	(23.5)
Performance and interest credited	164.7	14.8	170.9	164.5	60.0	97.7	(22.1)	60.6
Bonus	2.7	2.8	2.7	2.3	2.1	5.4	5.2	4.6
Fees	(16.5)	(16.6)	(18.6)	(18.8)	(18.3)	(17.7)	(17.8)	(18.3)
Change in FUM	173.3	1.2	147.7	138.1	22.8	97.8	8.5	43.0
Balance, end of period	$5,215.4	$5,216.6	$5,364.3	$5,502.4	$5,525.2	$5,623.0	$5,631.5	$5,674.5

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012	2011

Balance, begining of period	$2,259.9	$1,800.5	$1,139.4	$226.0
Deposits	713.7	602.2	741.2	890.8
Surrenders	(160.7)	(135.2)	(75.5)	(24.6)
Net flows	553.0	467.0	665.7	866.2
Deaths	(41.9)	(30.9)	(24.3)	(5.7)
Interest credited	58.9	41.8	19.3	6.3
Bonus	13.6	6.0	13.2	48.4
Fees	(30.3)	(24.5)	(12.8)	(1.8)
Change in FUM	553.3	459.4	661.1	913.4
Balance, end of period	$2,813.2	$2,259.9	$1,800.5	$1,139.4

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds Under Management
Fourth Quarter 2014 (unaudited)
($ in millions)

	2013				2014
	March	June	September	December	March	June	September	December

Balance, beginning of period	$1,800.5	$1,921.6	$2,037.1	$2,143.6	$2,259.9	$2,376.3	$2,518.4	$2,694.7
Deposits	152.2	151.3	148.7	150.0	154.6	186.9	208.3	163.9
Surrenders	(27.7)	(35.6)	(39.6)	(35.9)	(37.2)	(43.4)	(37.5)	(42.6)
Net flows	124.5	115.7	109.1	114.1	117.4	143.5	170.8	121.3
Deaths	(7.3)	(6.6)	(9.8)	(7.2)	(8.9)	(9.4)	(10.9)	(12.7)
Interest credited	6.5	9.1	11.6	14.6	13.8	11.0	19.8	14.3
Bonus	2.7	2.8	2.7	1.4	1.1	4.4	4.3	3.8
Fees	(5.0)	(5.5)	(7.1)	(6.9)	(7.0)	(7.4)	(7.7)	(8.2)
Change in FUM	121.4	115.5	106.5	116.0	116.4	142.1	176.3	118.5
Balance, end of period	$1,921.9	$2,037.1	$2,143.6	$2,259.9	$2,376.3	$2,518.4	$2,694.7	$2,813.2

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012
Composition of Deferred Policy Acquisition Costs by Product:
Variable universal life	$120.3	$129.3	$140.8
Universal life	129.0	214.9	199.7
Variable annuities	62.4	84.1	92.2
Fixed annuities	220.9	194.3	133.7
Traditional life	316.0	325.2	331.7
Total deferred policy acquisition costs	$848.6	$947.8	$898.1

Deferred Policy Acquisition Costs:
Balance, beginning of period	$947.8	$898.1	$1,114.8
Policy acquisition costs deferred	72.9	58.4	58.1
Costs amortized to expenses:
Recurring costs	(129.5)	(117.9)	(141.3)
Assumption unlocking	(4.4)	25.4	(55.6)
Realized investment gains (losses)	14.3	(10.6)	0.8
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(52.5)	94.4	(78.7)
Change in deferred policy acquisition costs	(99.2)	49.7	(216.7)
Balance, end of period	$848.6	$947.8	$898.1

(1) An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
Fourth Quarter 2014 (unaudited)
($ in millions)

Available-for-Sale Debt Securities Ratings by Percentage:
	December 31, 2014
	Fair Value	Amortized Cost

AAA/AA/A	$7,237.0	$6,777.6
BBB	4,593.5	4,359.4
Total investment grade	11,830.5	11,137.0
BB	538.3	528.8
B	254.2	256.6
CCC and lower	37.5	39.4
In or near default	18.8	16.2
Total available-for-sale debt securities	$12,679.3	$11,978.0

% Below Investment Grade	93.3%	93.0%

Unrealized Gains and Losses on Debt and Equity Securities
Year ended December 31, 2014
	Total	Outside Closed Block	Closed Block

Sources of Changes in Net Unrealized Investment Gains

Debt securities	$311.3	$173.7	$137.6
Equity securities	4.8	1.0	3.8
Other investments	(4.1)	(1.5)	(2.6)
Net unrealized investment gains (losses)	$312.0	173.2	138.8

Net unrealized investment gains (losses)	$312.0	$173.2	$138.8
Applicable to closed block policyholder dividend obligation	138.8	–	138.8
Applicable to deferred policy acquisition cost	52.5	52.5	–
Applicable to other actuarial offsets	54.2	54.2	–
Applicable to deferred income tax expense (benefit)	35.7	35.7	–
Offsets to net unrealized investment gains (losses)	281.2	142.4	138.8
Net unrealized investment gains (losses) included in OCI	$30.8	$30.8	$0.0

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012
Sources of Net Investment Income:
Debt securities(1)	$581.6	$565.0	$604.8
Equity securities	9.2	7.2	4.3
Limited partnerships and other investments	65.3	58.3	63.7
Policy loans	167.4	160.0	161.5
Fair value investments	25.4	14.1	9.4
Total investment income	848.9	804.6	843.7
Less: Discontinued operations	1.1	1.3	2.1
Less: Investment expenses	16.9	13.6	13.8
Net investment income	$830.9	$789.7	$827.8
Amounts applicable to closed block	$411.1	$409.6	$453.3

Annualized Yields:
Debt securities	4.9%	4.8%	5.3%
Equity securities	6.7%	7.5%	5.6%
Limited partnerships and other investments	11.8%	11.2%	11.1%
Policy loans	7.1%	6.8%	6.8%
Fair value option investments	20.1%	10.9%	7.3%
Total investment yield	5.6%	5.4%	5.8%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%
Total net investment income yields	5.5%	5.3%	5.7%

(1) Includes net investment income on short-term investments.

The Phoenix Companies, Inc.
Net Realized Investment Gains (Losses)
Fourth Quarter 2014 (unaudited)
($ in millions)

	December 31,
	2014	2013	2012
Sources and Types of Net Realized Investment Gains (Losses):
Total other-than-temporary debt impairments	$(5.6)	$(7.0)	$(45.7)
Portion of gains (losses) recognized in OCI	(0.4)	(4.8)	22.9
Net debt impairments recognized in earnings	$(6.0)	$(11.8)	$(22.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—
State and political subdivision	—	—	(0.6)
Foreign government	—	—	—
Corporate	(6.0)	(3.8)	(3.0)
CMBS	—	(2.7)	(4.1)
RMBS	—	(4.3)	(10.3)
CDO/CLO	—	(1.0)	(3.8)
Other ABS	—	—	(1.0)
Net debt security impairments	(6.0)	(11.8)	(22.8)
Equity security impairments	(2.1)	—	(4.8)
Limited partnerships and other investment impairments	—	—	(0.3)
Impairment losses	(8.1)	(11.8)	(27.9)
Debt security transaction gains	41.8	45.3	46.4
Debt security transaction losses	(17.7)	(2.2)	(11.1)
Equity security transaction gains	10.4	4.2	14.4
Equity security transaction losses	(1.0)	(3.8)	(0.4)
Limited partnerships and other investment transaction gains	—	0.8	7.7
Limited partnerships and other investment transaction losses	(0.7)	(4.6)	(2.5)
Net transaction gains (losses)	32.8	39.7	54.5
Derivative instruments	(20.8)	(27.7)	(50.4)
Embedded derivatives (1)	(45.9)	12.2	4.9
Assets valued at fair value	0.8	3.6	2.1
Net realized investment gains (losses), excluding impairment losses	(33.1)	27.8	11.1
Net realized investment gains (losses), including impairment losses	$(41.2)	$16.0	$(16.8)

(1) Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders.